Filed pursuant to Rule 497
File No. 333-204659

Supplement dated January 31, 2018
to
Prospectus dated May 1, 2017

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated May 1, 2017 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated in this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect (i) the Company’s entry into a conditional income incentive fee waiver agreement with the Advisers, and (ii) an increase in the price at which the Company issues shares of common stock under its distribution reinvestment plan.
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This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces the third paragraph of the section entitled “Prospectus Summary-Management and Incentive Fee Waiver” beginning on page 12 of the Prospectus with the following:

We and our Advisers have entered into seven conditional income incentive fee waiver agreements (the “2016-2017 Conditional Income Incentive Fee Waiver Agreements”) between May 9, 2016 and January 31, 2018, pursuant to which, for the period from January 1, 2016 through December 31, 2017, our Advisers waived the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, caused such waiver to be deemed necessary. The 2016-2017 Conditional Income Incentive Fee Waiver Agreements may require us to repay our Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of the relevant fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

DISTRIBUTIONS

This supplement replaces the sixth sentence of the second paragraph of the section entitled “Distributions” beginning on page 49 of the Prospectus with the following:

Our Advisers agreed to waive subordinated incentive fees on income through December 31, 2017.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

This supplement replaces the fourth paragraph of the section entitled “Investment Advisory and Administrative Services Agreement-Management and Incentive Fee Waiver” beginning on page 107 of the Prospectus with the following:

We and our Advisers have entered into the 2016-2017 Conditional Income Incentive Fee Waiver Agreements, pursuant to which, for the period from January 1, 2016 through December 31, 2017, our Advisers waived the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, caused such waiver to be deemed necessary. The 2016-2017 Conditional Income Incentive Fee Waiver Agreements may require us to repay our Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of the relevant fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

INCREASE IN DISTRIBUTION REINVESTMENT PLAN PURCHASE PRICE

On January 30, 2018, we increased the price at which we issue shares of common stock (the “Reinvestment Purchase Price”) under our distribution reinvestment plan (the “DRP”) from $8.25 to $8.30, effective as of the distribution payable on February 1, 2018. The Reinvestment Purchase Price is determined by our board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of common stock determined in good faith by our board of directors or a committee thereof, in its sole discretion, within forty-eight hours prior to the payment of a distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share. The purpose of this increase is to ensure that we do not issue shares under the DRP at a price per share that is less than the NAV Per Share.